1900 K Street, NW Washington, DC 20006-1110 +1 202 261 3300 Main +1 202 261 3333 Fax www.dechert.com Philip T. Hinkle philip.hinkle@dechert.com +1 202 261 3460 Direct +1 202 261 3050 Fax

May 24, 2023

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	Eagle Point Income Company Inc.
Registration Statement on Form N-2

Ladies and Gentlemen:

On behalf of Eagle Point Income Company Inc. (the “Registrant”), a closed-end management investment company, electronically transmitted for filing is the Registrant’s registration statement on Form N-2 (the “Registration Statement”) under the Securities Act of 1933, as amended, and amendment no. 20 to the Registration Statement on Form N-2 under the Investment Company Act of 1940, as amended. This filing is being made to register securities of the Registrant with a proposed maximum offering price of $250 million. In accordance with General Instruction I.B.6 on Form S-3 and disclosed on the cover page of the Registration Statement, as of May 22, 2023, the aggregate market value of the Registrant’s outstanding common stock held by non-affiliates, or the public float, was approximately $70.7 million, which was calculated based on 4.7 million shares of outstanding common stock held by non-affiliates and on a price per share of $14.88, the closing price of the Registrant’s common stock on May 9, 2023. Pursuant to certain SEC rules, in no event will the Registrant sell its securities in a public primary offering with a value exceeding more than one-third of the Registrant’s public float in any 12-month period so long as the Registrant’s public float remains below $75.0 million. The Registrant has sold 1,440,282 shares of its common stock pursuant to the SEC rules noted above during the 12 calendar months prior to and including the date of this prospectus.

Please direct any questions concerning the filing to the undersigned at (202) 261-3460 or Thomas J. Friedmann at (617) 728-7120.

Very truly yours,

/s/ Philip T. Hinkle
Philip T. Hinkle